UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number     811-21465
ING Clarion Global Real Estate Income Fund

(Exact name of registrant as specified in charter)
259 N. Radnor-Chester Road
Radnor, PA 19087

(Address of principal executive offices) (Zip code)
T. Ritson Ferguson, President and Chief Executive Officer
ING Clarion Global Real Estate Income Fund
259 N. Radnor-Chester Road
Radnor, PA 19087

(Name and address of agent for service)
Registrant’s telephone number, including area code:      1-888-711-4CRA
Date of fiscal year end: December 31
Date of reporting period: December 31, 2005
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report(s) to Stockholders.
The Trust’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Annual Report

December 31, 2005

ING Clarion Global Real Estate Income Fund

ING REAL ESTATE

ING Clarion Global Real Estate Income Fund
Letter to Shareholders

Dear Shareholder:

The ING Clarion Global Real Estate Income Fund (the “Fund”) delivered high income return and a fairly stable Net Asset Value (NAV) over the course of 2005. The fund’s total distributions for the year were $1.547 per share to common shareholders including two special dividends, one paid in January and one in December. In October the Fund increased its regular monthly dividend to $0.115 per month. Based on share price appreciation and dividends received, our shareholders gained 18.53%[1] for the year. The Fund’s stock price closed at $16.30 per share and the NAV was $17.23 per share at 12/31/05. The NAV return (NAV per share change plus dividends) for the fund was 8.13% for the year. The market value return (share price appreciation plus dividends) was higher as the share price moved from a 12.8% discount to a much smaller 5.3% discount to NAV during the year. In 2005, the S&P/ Citigroup World Property Index (WPI) increased 14.75% and the Morgan Stanley REIT Preferred Index (MSRP) rose 3.62%. A blend of 80% WPI and 20% MSRP rose 12.51% for the year. The Fund’s market return exceeded the blended benchmark by 6.02% in 2005. The NAV return trailed the blended benchmark due to the Fund’s focus on income yielding securities.

The Fund’s investments were well diversified by property type and by geography as shown in the charts below. Over the course of the year the fund’s investments in US Common Stocks was reduced by 5% and we increased the Fund’s exposure to Europe +2%, Asia +1%, and preferred stocks +2%. Our choice to keep the preferred stock investments well below the 30% allowed in the prospectus was a good decision given the underperformance of preferred stock relative to common stock. However, the yield bias of our common stock portfolio, while consistent with the Fund’s primary investment objective of high current income, led to underperformance versus the WPI index. Specifically, our low weighting in the low-yielding Japan real estate operating companies (i.e., non-REITs) was a missed opportunity. Japanese real estate stocks rose 66% in local currency in the second half of the year. A high-yield index created from the WPI but including only stocks with at least a 4% dividend yield, underperformed the WPI total return by more than 8% in 2005, a proxy for the “cost” of the Fund’s yield focus in this period of unusually large gains for the Asian low-yielding real estate stocks. That said, the Fund’s yield focus over the period since inception has not been too costly as the annualized NAV return since inception has been 18.6% verses 18.8% for the blended benchmark while delivering an average yield on the underlying portfolio of nearly 200 basis points more (i.e. +2%)-not a bad trade-off for an income-oriented fund.

Total preferred stock and debt of the Fund was $829 million (or 32% of the Fund’s total assets), which is well below the 35% “leverage” discussed in the Fund’s offering documents. In May 2004 we chose to lock in attractive longer-term rates on $400 million by executing two interest rate swaps. The swaps have an average rate of 4.0%, thus assuring an attractive low interest cost for the average remaining term of 2.5 years as of 12/31/05. In October, the Fund increased its monthly dividend distribution 10% to $0.115 a month per share equivalent to an annual dividend of $1.38 per share. The board also authorized a special distribution in December of $0.18 per share. This was in addition to the $0.077 per share special dividend paid in January based on the high realized investment income of the fund in 2004. The Fund’s dividend level is established by the board with consideration of the actual and anticipated level of investment income and the expectation that we might realize some part of the significant unrealized capital appreciation of the Fund’s investments over the course of time as part of the active management of the investment portfolio. Our goal is to establish a level monthly dividend which is supported by the dividends received from our investment portfolio and realized capital gains from the investment portfolio while minimizing the need for large special dividends. The current dividend policy reflects the board’s consideration of a range of market scenarios for global real estate stocks in 2006. We believe the Fund remains well positioned to meet its primary objective of delivering a high level of stable monthly income as well as its secondary objective of capital appreciation.

Global real estate companies recorded another exceptional year in 2005 with total return of 21.7% in local currency, which exceeded the performance of broad equities of 10.0% (MSCI World Index) and bonds -6.5% (JP Morgan Global Government Bond Index). The broad strengthening of the US dollar (USD) versus other

Annual Report  December 31, 2005   1

ING Clarion Global Real Estate Income Fund  Letter to Shareholders continued

major currencies muted some of the local currency returns. The USD strengthened +13.0% versus the Japanese yen, +12.7% versus the Euro, +10.2% versus the British Pound, and +6.2% versus the Australian dollar. A strengthening US dollar hinders overall returns to US-based investor as returns earned in local currencies translated back to USD are reduced by the lower exchange rates. The dollar strengthening reduced the WPI’s returns in US dollar terms by approximately 7% in 2005. This represents a reversal of a trend in recent years wherein the US dollar weakened versus other major currencies. Many observers expect the US dollar’s gains versus other currencies to cease and possibly reverse in 2006. We had no currency hedges in place at year-end.

Mergers and acquisitions (M&A) continued unabated in 2005 and had a material impact on the portfolio. In the US, a total of 14 deals worth $36 billion were announced or consummated this past year. Five of the deals involved mergers between existing public companies and nine were going-private transactions where shareholders were paid cash prices which were generally 10% or more above the pre-deal stock price. M&A deals also occurred in Europe and Canada. Turnover and realized gains in the portfolio are often the result of our active management to reposition the portfolio’s investments based on changing valuations and market outlook. However, in 2005 M&A activity affecting several of our portfolio companies caused higher turnover and realized gains than normal in part prompting our special capital gain distribution in December. We realized significant gains in several positions within the fund including takeover targets: Arden Realty, Gables Residential, AMLI Residential, Prentiss Properties, and O&Y REIT in Canada. The active transaction pace continues to validate value in the publicly traded companies in relation to values in the private or direct property markets.

Global property companies should continue to deliver positive performance in 2006 based on continued attractive relative dividend yields and improving real estate market fundamentals which lead in turn to accelerating earnings growth. 2005 saw a slowdown in the recent trend of declining capitalization rates or yield compression leading to strong price appreciation. In 2006 we look for NAV growth tied much more closely to earnings growth. With dividend yields of 4% and 8-9% earnings growth expected in 2006, real estate stocks can still deliver attractive positive returns even with some modest earnings multiple contraction.

We expect continued growth in the public property sector. The introduction of REITs in the UK was delayed until 2006 but still seems likely to happen. Germany took up the REIT banner in late 2004 but efforts to fast track the enabling legislation have been thwarted by concerns about how to avoid the loss of significant tax revenues if foreign investors end up as large holders of German REIT stocks. The advent of German REITs still seems likely and could help spur a growth in the public real estate sector for the largest of the European economies. Continuing the trend of 2005, we look for several new public real estate companies in Europe and Asia. Real estate continues to be underrepresented in the public markets and thus we expect a long-term growth trend in the sector driven by the increased appetite for real estate by an increasingly income-focused investor base around the globe. The fund is well positioned to take advantage of the increasing globalization of real estate.

We appreciate your continued faith and confidence.

Sincerely,

T. Ritson Ferguson	Steven D. Burton
President and	Co-Portfolio Manager
Chief Executive Officer

Index Definitions:

The S&P/Citigroup World Property Index is an unmanaged market-weighted total return index which consists of over 350 real estate companies from 18 developed markets with a free float total market capitalization of at least U.S. $100 million that derive more than 60% of their revenue from real estate development, management, rental and/or direct investment in physical property.

The Morgan Stanley REIT Preferred Index is a preferred stock market capitalization weighted index of all exchange traded preferred securities of equity REITS.

The MSCI World Index is an unmanaged market capitalization-weighted index of equity securities of companies domiciled in various countries. The Index is designed to represent the performance of developed stock markets throughout the world and excludes certain market segments unavailable to U.S. based investors.

The JP Morgan Global Government Bond Index measures the performance of leading government bond markets based on total return in U.S. currency.

[1]	Market value total investment return does not take into effect open market purchases under the dividend re-investment plan as required by generally accepted accounting principles. Such market value total investment return calculated in accordance with generally accepted accounting principles is disclosed in the financial highlights table of the annual report.

2  Annual Report  December 31, 2005

ING Clarion Global Real Estate Income Fund
Portfolio of Investments December 31, 2005

		U.S. $
Shares		Value

	Common Stock – 125.2%
	Real Estate Investment Trusts (“REIT”) – 125.2%
	Australia – 15.5%
29,967,000	DB RREEF Trust	$30,555,378
32,035,794	Investa Property Group	46,647,202
11,384,178	Macquarie CountryWide Trust	16,534,705
11,059,530	Macquarie Goodman Industrial Trust	38,778,781
28,584,000	Macquarie ProLogis Trust	24,532,311
8,484,633	Westfield Group	113,026,036

		270,074,413

	Canada – 11.7%
1,761,900	Boardwalk Real Estate Investment Trust	31,960,503
205,100	Calloway Real Estate Investment Trust	4,168,192
599,900	Dundee Real Estate Investment Trust	13,198,159
884,800	H&R Real Estate Investment Trust	15,754,689
2,239,900	InnVest Real Estate Investment Trust	24,045,153
700,000	Primaris Retail Real Estate Investment Trust	9,791,551
879,900	Retirement Residences Real Estate Investment Trust	6,590,870
2,276,600	RioCan Real Estate Investment Trust	44,415,284
2,166,800	Summit Real Estate Investment Trust	45,574,863
691,000	Sunrise Senior Living Real Estate Investment Trust	7,962,043

		203,461,307

	France – 5.7%
397,200	Societe de la Tour Eiffel	34,904,533
489,478	Unibail	64,895,683

		99,800,216

	Hong Kong – 2.8%
20,900,000	Agile Property Holdings Ltd. (a)	10,108,273
8,133,000	Hang Lung Properties Ltd.	12,692,160
2,400,000	Sun Hung Kai Properties Ltd.	23,369,940
1,153,000	The Link REIT (a)	2,185,979

		48,356,352

	Japan – 2.3%
2,388	Japan Retail Fund Investment Corp.	18,532,644
1,025,000	Mitsubishi Estate Co., Ltd.	21,276,370

		39,809,014

	Netherlands – 11.3%
116,780	Corio NV	6,322,626
357,401	Eurocommercial Properties NV	12,234,029
1,136,730	Nieuwe Steen Investments NV	27,460,194
436,686	Rodamco Europe NV	36,211,033
417,161	VastNed Retail NV	26,448,344
935,400	Wereldhave NV	87,881,906

		196,558,132

	United Kingdom – 8.2%
1,167,200	British Land Co. Plc	21,360,408
1,209,242	Hammerson Plc	21,216,374
1,604,300	Land Securities Group Plc	45,802,047
853,400	Liberty International Plc	14,365,055
3,923,700	Slough Estates Plc	40,315,031

		143,058,915

	United States – 67.7%
147,300	AMB Property Corp.	7,242,741
898,200	American Campus Communities, Inc.	22,275,360
1,119,600	Amli Residential Properties Trust	42,600,780
289,000	Apartment Investment & Management Co. – Class A	10,944,430
1,162,000	Archstone-Smith Trust	48,676,180
570,400	Arden Realty, Inc.	25,571,032
65,200	AvalonBay Communities, Inc.	5,819,100
322,500	BNP Residential Properties, Inc.	5,160,000
422,000	Boston Properties, Inc.	31,282,860
100,000	Brandywine Realty Trust	2,791,000
1,086,700	Camden Property Trust	62,941,664
1,231,800	Cedar Shopping Centers, Inc.	17,331,426
402,900	Colonial Properties Trust	16,913,742
570,700	Commercial Net Lease Realty	11,625,159
419,300	Developers Diversified Realty Corp.	19,715,486
532,600	Equity Office Properties Trust	16,153,758
1,208,500	Extra Space Storage, Inc.	18,610,900
87,000	Federal Realty Investment Trust	5,276,550
1,211,100	First Industrial Realty Trust, Inc.	46,627,350
315,000	Glenborough Realty Trust, Inc.	5,701,500
675,000	Gramercy Capital Corp.	15,376,500
1,258,500	Health Care REIT, Inc.	42,663,150
2,697,530	Heritage Property Investment Trust	90,097,502
371,000	Hersha Hospitality Trust	3,342,710
308,000	Hospitality Properties Trust	12,350,800
941,484	HRPT Properties Trust	9,744,360
717,600	iStar Financial, Inc.	25,582,440
1,580,990	Liberty Property Trust	67,745,422
2,733,400	Maguire Properties, Inc.	84,462,060
637,700	Mid-America Apartment Communities, Inc.	30,928,450
2,490,700	Nationwide Health Properties, Inc.	53,300,980
170,700	New Plan Excel Realty Trust	3,956,826
1,972,270	OMEGA Healthcare Investors, Inc.	24,830,879
297,000	Pan Pacific Retail Properties, Inc.	19,866,330
994,000	Pennsylvania Real Estate Investment Trust	37,135,840
1,657,000	Prentiss Properties Trust	67,406,760
325,000	ProLogis	15,184,000

See notes to financial statements.
Annual Report  December 31, 2005   3

ING Clarion Global Real Estate Income Fund  Portfolio of Investments continued

		U.S. $
Shares		Value

	Common Stock (continued)
	United States (continued)
714,700	Reckson Associates Realty Corp.	$25,714,906
364,700	Regency Centers Corp.	21,499,065
432,400	SL Green Realty Corp.	33,031,036
171,100	Sovran Self Storage, Inc.	8,036,567
300,500	Strategic Hotel Capital, Inc.	6,184,290
547,800	The Macerich Co.	36,779,292
440,000	Trizec Properties, Inc.	10,084,800
800,000	Trustreet Properties, Inc.	11,696,000

		1,180,261,983

	Total Common Stock (cost $1,835,696,424)	2,181,380,332

	Master Limited Partnerships – 0.6%
	United States – 0.6%
303,030	Verde Realty MLP (cost $9,999,990)	9,999,990

	Preferred Stock – 15.3%
	Real Estate Investment Trusts (“REIT”) – 15.3%
	United States – 15.3%
125,800	Affordable Residential Communities, Series A	2,440,520
450,000	Alexandria Real Estate Corp., Series C	11,589,750
80,500	Apartment Investment & Management Co., Series U	1,999,620
400,000	Apartment Investment & Management Co., Series V	10,084,000
400,000	Apartment Investment & Management Co., Series Y	10,040,000
174,000	Associated Estates Realty Corp.	4,351,740
170,000	Bedford Property Investors, Inc.	4,258,500
36,000	Bedford Property Investors, Inc. (b)	1,760,627
207,700	Cedar Shopping Centers, Inc.	5,473,933
125,000	Digital Realty Trust, Inc., Series B	3,026,250
126,800	Eagle Hospitality Properties Trust, Inc., Series A	3,100,260
20,000	FelCor Lodging Trust, Inc.	480,400
430,700	Glimcher Realty Trust, Series G	10,786,882
520,000	Health Care REIT, Inc., Series F	12,922,000
905,600	Host Marriott Corp, Series E	24,224,800
222,600	Innkeepers USA Trust, Series C	5,438,118
1,015,000	iStar Financial, Inc., Series I	24,984,225
200,000	LaSalle Hotel Properties	4,610,000
1,000,000	LTC Properties, Inc., Series F	25,150,000
291,800	Maguire Properties, Inc., Series A	7,149,100
200,000	Mid-America Apartment Communities, Inc., Series H	5,133,000
120,000	OMEGA Healthcare Investors, Inc., Series D	3,026,400
240,000	RAIT Investment Trust, Series A	5,769,600
160,000	RAIT Investment Trust, Series B	4,016,000
192,500	SL Green Realty Corp., Series C	4,849,075
200,000	SL Green Realty Corp., Series D	5,020,000
275,000	Strategic Hotel Capital, Inc. (b)	7,270,313
268,000	Sunstone Hotel Investors, Inc., Series A	6,753,600
342,600	Taubman Centers, Inc., Series G	8,682,786
573,500	Taubman Centers, Inc., Series H	14,588,406
155,100	The Mills Corp, Series E	3,970,560
507,900	The Mills Corp, Series G	12,697,500
464,400	Winston Hotels, Inc., Series B	11,575,170

	Total Preferred Stock (cost $266,311,212)	267,223,135

	Convertible Preferred Stock – 1.9%
	Real Estate Investment Trusts (“REIT”) – 1.9%
	United States – 1.9%
974,000	FelCor Lodging Trust, Inc., Series A	23,083,800
200,000	Ramco-Gershenson Properties Trust, 7.95%, Series C	6,035,000
200,000	Windrose Medical Properties Trust, 7.50%, Series A	5,050,000

	Total Convertible Preferred Stock (cost $30,290,308)	34,168,800

	Investment Companies – 2.7%
	United Kingdom – 2.7%
399,119	Eurocastle Investment Ltd.	9,180,225
15,495,600	ING UK Real Estate Income Trust, Ltd. (a)+	28,796,742
4,620,000	Insight Foundation Property Trust Ltd.	9,002,122

	Total Investment Companies (cost $45,646,790)	46,979,089

	Total Investments – 145.7% (cost $2,187,944,724)	2,539,751,346
	Liabilities in Excess of Other Assets – (5.0%)	(86,816,673)
	Preferred shares, at redemption value – (40.7%)	(710,000,000)

	Net Assets Applicable to Common Shares – 100% (c)	$1,742,934,673

(a)	Non-income producing security.

(b)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. At December 31, 2005, the securities amounted to $9,030,940 or 0.5% of net assets.

(c)	Portfolio percentages are calculated based on net assets applicable to Common Shares.

+	Investments in companies considered to be an affiliate of the Trust (such companies are defined as “Affiliated Companies” in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

		Dividend Income
Affiliate	Net Activity	(In Thousands)

ING UK Real Estate Income Trust, Ltd.	$28,796,742	$—

See notes to financial statements.
4  Annual Report  December 31, 2005

ING Clarion Global Real Estate Income Fund
Statement of Assets and Liabilities December 31, 2005

Assets
Investments, at value (cost $2,160,438,578)	$2,510,954,604
Investment in affiliate (cost $27,506,146)	28,796,742
Cash (including foreign currency of $12,311,544) with a cost of $12,523,884	12,293,696
Receivable for investment securities sold	79,596,319
Dividends receivable	18,688,575
Unrealized appreciation on swap contracts	5,868,985
Dividend withholding reclaims receivable	1,107,513
Other assets	130,663

Total Assets	2,657,437,097

Liabilities
Line of credit payable	119,462,000
Payable for investment securities purchased	82,350,731
Management fee payable	1,287,984
Dividends payable – preferred shares	810,169
Accrued expenses and other liabilities	591,540

Total Liabilities	204,502,424

Preferred Shares, at redemption value
$.001 par value per share; 28,400 Auction Preferred Shares authorized, issued and outstanding at $25,000 per share liquidation preference	710,000,000

Net Assets Applicable to Common Shares	$1,742,934,673

Composition of Net Assets Applicable to Common Shares
Common Shares, $.001 par value per share; unlimited number of shares authorized, 101,161,287 shares issued and outstanding	$101,161
Additional paid-in capital	1,439,286,634
Distributions in excess of net investment income	(76,686,744)
Accumulated net realized gain on investments, swap contracts and foreign currency transactions	22,626,239
Net unrealized appreciation on investments, swap contracts and foreign currency denominated assets and liabilities	357,607,383

Net Assets Applicable to Common Shares	$1,742,934,673

Net Asset Value Applicable to Common Shares
(based on 101,161,287 common shares outstanding)	$17.23

See notes to financial statements.
Annual Report  December 31, 2005   5

ING Clarion Global Real Estate Income Fund
Statement of Operations For the Year Ended December 31, 2005

Investment Income
Dividends (net of foreign withholding taxes of $8,297,157)	$132,027,978
Interest	1,300,522

Total Investment Income		$133,328,500

Expenses
Management fees	21,380,684
Interest expense on line of credit	3,939,698
Auction agent fees – preferred shares	1,871,130
Administration fees	517,774
Custodian fees	369,921
Transfer agent fees	381,236
Insurance fees	173,516
Printing fees	231,161
Trustees’ fees and expenses	44,953
Audit fees	31,999
Legal fees	31,624
AMEX listing fee	14,362
Rating agency fees	1,899
Miscellaneous expenses	65,457

Total Expenses		29,055,414
Management fee waived		(6,288,436)

Net Expenses		22,766,978

Net Investment Income		110,561,522

Net Realized and Unrealized Gain (Loss) on Investments, Swap Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investments		32,928,472
Swap contracts		(3,549,165)
Foreign currency transactions		(1,241,318)

		28,137,989

Net change in unrealized appreciation/depreciation on:
Investments		7,525,969
Swap contracts		11,100,594
Foreign currency denominated assets and liabilities		(65,149)

		18,561,414

Net Gain on Investments, Swap Contracts and Foreign Currency Transactions		46,699,403

Dividends and Distributions on Preferred Shares from
Net investment income		(23,717,912)

Net Increase in Net Assets Applicable to Common Shares Resulting from Operations		$133,543,013

See notes to financial statements.
6  Annual Report  December 31, 2005

ING Clarion Global Real Estate Income Fund
Statements of Changes in Net Assets Applicable to Common Shares

		For the Period
	For the	February 18, 2004*
	Year Ended	through
	December 31, 2005	December 31, 2004

Change in Net Assets Applicable to Common Shares Resulting from Operations
Net investment income	$110,561,522	$83,233,372
Net realized gain (loss) on investments, swap contracts and foreign currency transactions	28,137,989	(11,917,462)
Net change in unrealized appreciation/depreciation on investments, swap contracts and foreign currency denominated assets and liabilities	18,561,414	339,045,969
Dividends and distributions on Preferred Shares from net investment income	(23,717,912)	(8,005,004)

Net increase in net assets applicable to Common Shares resulting from operations	133,543,013	402,356,875

Dividends and Distributions on Common Shares
Distribution of net investment income	(139,299,092)	(75,856,499)
Distribution of capital gains	(17,197,419)	—

Total dividends and distributions on Common Shares	(156,496,511)	(75,856,499)

Capital Share Transactions
Net proceeds from the issuance of Common Shares	88,896	1,437,274,404
Reinvestment of dividends	—	2,024,495

Net increase from capital share transactions	88,896	1,439,298,899

Net Increase (Decrease) in Net Assets	(22,864,602)	1,765,799,275
Net Assets Applicable to Common Shares
Beginning of period	1,765,799,275	—

End of period (net of distributions in excess of net investment income of $76,686,744 and $17,056,942, respectively)	$1,742,934,673	$1,765,799,275

*	Commencement of operations.

See notes to financial statements.
Annual Report  December 31, 2005   7

ING Clarion Global Real Estate Income Fund
Statement of Cash Flows For the Year Ended December 31, 2005

Cash Flows from Operating Activities:
Net increase in net assets applicable to Common Shares resulting from operations	$133,543,013

Adjustments to Reconcile Net Increase in Net Assets Applicable to Common Shares Resulting From Operations to Net Cash Provided by Operating and Investing Activities:
Increase in unrealized appreciation on swap contracts	(11,100,594)
Net change in unrealized appreciation on investments	(7,525,969)
Net realized gain on investments	(32,928,472)
Cost of long-term securities purchased	(547,453,903)
Proceeds from sale of long-term securities	642,874,593
Decrease in receivable for investment securities sold	38,909,039
Increase in dividends and interest receivable	(3,150,205)
Increase in reclaims receivable	(833,493)
Decrease in other assets	7,013
Decrease in payable for investment securities purchased	(83,635,329)
Decrease in payable to advisor for offering costs	(965,321)
Increase in management fee payable	26,353
Decrease in accrued expenses and other liabilities	(386,919)

(6,163,207)

Net Cash Provided by Operating and Investing Activities	127,379,806

Cash Flows From Financing Activities:
Cash distributions paid on Common Shares	(156,496,511)
Increase in line of credit payable	40,516,400
Increase in dividends payable — preferred shares	411,509

Net Cash Used in Financing Activities	(115,568,602)

Net increase in cash	11,811,204
Cash at Beginning of Year	482,492

Cash at End of Year	$12,293,696

See notes to financial statements.
8  Annual Report  December 31, 2005

ING Clarion Global Real Estate Income Fund
Financial Highlights

		For the Period
	For the	February 18, 2004(1)
Per share operating performance for a Common Share outstanding	Year Ended	through
throughout the period	December 31, 2005	December 31, 2004

Net asset value, beginning of period	$17.46	$14.33	(2)

Income from investment operations
Net investment income(3)	1.09	0.84
Net realized and unrealized gain on investments, swap contracts and foreign currency transactions	0.46	3.12
Dividends and distributions on Preferred Shares from net investment income (common stock equivalent basis)	(0.23)	(0.08)

Total from investment operations	1.32	3.88

Dividends and distributions on Common Shares
Net investment income	(1.38)	(0.75)
Capital gains	(0.17)	—

Total dividends and distributions to Common Shareholders	(1.55)	(0.75)

Net asset value, end of period	$17.23	$17.46

Market value, end of period	$16.30	$15.21

Total investment return
Net asset value	8.13%	28.20	%(4)
Market value	18.32%	7.16%
Ratios and supplemental data
Net assets, applicable to Common Shares, end of period (thousands)	$1,742,935	$1,765,799
Ratios to average net assets applicable to Common Shares of:
Net expenses, after fee waiver+	1.34%	1.17	%(5)
Net expenses, before fee waiver+	1.71%	1.53	%(5)
Net investment income, after preferred share dividends	5.11%	6.20	%(5)
Preferred share dividends	1.39%	0.66	%(5)
Net investment income, before preferred share dividends+	6.50%	6.86	%(5)
Ratios to average net assets applicable to Common & Preferred Shares of:
Net expenses, after fee waiver+	0.91%	0.82	%(5)
Net expenses, before fee waiver+	1.16%	1.07	%(5)
Net investment income, after preferred share dividends	3.45%	4.35	%(5)
Preferred share dividends	0.94%	0.46	%(5)
Net investment income, before preferred share dividends+	4.39%	4.81	%(5)
Portfolio turnover rate	21.79%	21.54%
Leverage analysis:
Preferred shares, at redemption value, ($25,000 per share liquidation preference) (thousands)	$710,000	$710,000
Net asset coverage per share of preferred shares	$86,368	$87,176

(1)	Commencement of operations.

(2)	Net asset value at February 18, 2004.

(3)	Based on average shares outstanding.

(4)	Total investment return on net asset value is calculated assuming a purchase at the offering price of $15.00 (less $0.675 sales load) per share paid by the initial shareholder on the first day and a sale at net asset value on the last day of the period reported. Total investment return based upon market value is calculated assuming a purchase of common shares at the then current price of $15.00 on February 25, 2004 (initial public offering). Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust’s Dividend Reinvestment Plan.

(5)	Annualized.

+	Does not reflect the effect of dividends to Preferred Shareholders.

See notes to financial statements.
Annual Report  December 31, 2005   9

ING Clarion Global Real Estate Income Fund
Notes to Financial Statements December 31, 2005

1. Fund Organization

ING Clarion Global Real Estate Income Fund (the “Trust”) is a non-diversified, closed-end management investment company that was organized as a Delaware statutory trust on November 6, 2003 under the Investment Company Act of 1940, as amended. ING Clarion Real Estate Securities, L.P. (the “Advisor”) is the Trust’s investment advisor. The Trust commenced operations on February 18, 2004.

2. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Trust.

Securities Valuation – The net asset value of the common shares of the Trust will be computed based upon the value of the Trust’s portfolio securities and other assets. The Trust calculates net asset value per common share by subtracting the Trust’s liabilities (including accrued expenses, dividends payable and any borrowings of the Trust) and the liquidation value of any outstanding preferred shares from the Trust’s total assets (the value of the securities the Trust holds, plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of common shares of the Trust outstanding. Net asset value per common share will be determined as of the close of the regular trading session (usually 4:00 p.m., EST) on the New York Stock Exchange (“NYSE”) on each business day on which the NYSE is open for trading.

For purposes of determining the net asset value of the Trust, readily marketable portfolio assets traded principally on an exchange, or on a similar regulated market reporting contemporaneous transaction prices, are valued, except as indicated below, at the last sale price for such assets on such principal markets on the business day on which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Trust’s board of trustees (the “Board”) shall determine in good faith to reflect its fair market value. Readily marketable assets not traded on such a market are valued at the current bid prices provided by dealers or other sources approved by the Board, including pricing services when such prices are believed by the Board to reflect the fair market value of such assets. The prices provided by a pricing service take into account institutional size trading in similar groups of assets and any developments related to specific assets. Foreign securities are valued based upon quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board of Trustees believes accurately reflects fair value. Other assets are valued at fair value by or pursuant to guidelines approved by the Board.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value.

Foreign Currency Translation – The books and records of the Trust are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the current rates of exchange;

(ii)	purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Trust are presented at the foreign exchange rates and market values at the close of each fiscal period, the Trust does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Trust does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains or losses will be included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Trust’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets or liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Forward Exchange Currency Contracts – The Trust may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on it foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts would be included in net realized gain or loss on foreign currency transactions.

10  Annual Report  December 31, 2005

ING Clarion Global Real Estate Income Fund  Notes to Financial Statements continued

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Trust.

The Trust’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Trust having a value at least equal to the aggregate amount of the Trust’s commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Trust has in that particular currency contract. As of December 31, 2005, the Trust did not hold any forward exchange currency contracts.

Securities Transactions and Investment Income – Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Distributions received from investments in REITs are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The portion of dividend attributable to the return of capital is recorded against the cost basis of the security. Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

Swaps – The Trust may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Trust enters into interest rate swap agreements to manage its exposure to interest rate and credit risk. Interest rate swap agreements involve the exchange by the Trust with another party of their respective commitments to pay or receive interest. Dividends and interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Trust’s basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Trust may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statements of Assets and Liabilities.

The Trust entered into interest rate swap agreements for the year ended December 31, 2005. Details of the swap agreements outstanding as of December 31, 2005 were as follows:

		Notional
	Termination	Amount	Fixed	Floating	Unrealized
Counterparty	Date	(000)	Rate	Rate	Appreciation

Citigroup	07/01/2007	$200,000	3.68%	1 Month LIBOR	$3,208,412
Royal Bank of Canada	07/01/2009	200,000	4.32%	1 Month LIBOR	2,660,573

					$5,868,985

For each swap noted, the Trust pays a fixed rate and receives a floating rate.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid on a monthly basis. Distributions from net realized capital gains, if any, are normally distributed in December. Income dividends and capital gain distributions to common shareholders are recorded on the ex-dividend date. To the extent the Trust’s net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Trust not to distribute such gains.

The current monthly rate is $0.115 per share. The Trust continues to evaluate its monthly distribution policy in light of ongoing economic and market conditions and may change the amount of the monthly distributions in the future.

Use of Estimates – The preparation of financial statements, in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

Organizational and Offering Costs – Costs incurred in connection with the Trust’s organization and offering of its common shares will be borne by the Trust up to and including $0.03 per common share as of February 18, 2004. The Advisor has contractually agreed to pay all organizational and offering costs in excess of this amount. Organizational costs of approximately $35,000 were expensed by the Trust. Offering costs of approximately $2,585,596 incurred by the Trust in connection with the offering of its common and preferred shares were charged to paid-in capital upon the sale of those shares.

3. Concentration of Risk

Under normal market conditions, the Trust’s investments will be concentrated in income-producing common equity securities, preferred securities, convertible securities and non-convertible debt securities issued by companies deriving the majority of their revenue from the ownership, construction, financing, management and/or sale of commercial, industrial, and/or residential real estate. Values of the securities of such companies may fluctuate due to economic, legal, cultural, geopolitical or technological developments affecting various global real estate industries.
Annual Report  December 31, 2005   11

ING Clarion Global Real Estate Income Fund  Notes to Financial Statements continued

4. Investment Management Agreement and Other Agreements

Pursuant to an investment management agreement between the Advisor and the Trust, the Advisor is responsible for the daily management of the Trust’s portfolio of investments, which includes buying and selling securities for the Trust, as well as investment research. The Advisor will receive an annual fee from the Trust based on the average weekly value of the Trust’s managed assets, which includes the amount from the issuance of the preferred shares. The Trust pays for investment advisory services and facilities through a fee payable monthly in arrears at an annual rate equal to 0.85% of the average weekly value of the Trust’s managed assets plus certain direct and allocated expenses of the Advisor incurred on the Trust’s behalf. The Advisor has agreed to waive a portion of its management fee in the amount of 0.25% of the average weekly values of the Trust’s managed assets for the first five years of the Trust’s operations (through February, 2009), and for a declining amount for an additional four years (through February, 2013). During the year ended December 31, 2005, the Trust incurred management fees of $15,092,248, which are net of $6,288,436 in management fees waived by the Advisor.

The Trust has multiple service agreements with The Bank of New York (“BNY”). Under the servicing agreements, BNY will perform custodial, fund accounting, certain administrative services, and transfer agency services for the Trust. As custodian, BNY is responsible for the custody of the Trust’s assets. As administrator, BNY is responsible for maintaining the books and records of the Trust’s securities and cash. As transfer agent, BNY is responsible for performing transfer agency services for the Trust.

5. Portfolio Securities

For the year ended December 31, 2005, there were purchase and sale transactions (excluding short-term securities) of $547,453,903 and $642,874,593, respectively. In 2005, the Trust received 303,030 in call options for Verde Realty MLP in connection with its purchase of shares in Verde Realty MLP. These options expire in May 2006 at $33.00 per share. There were no dollars expended for acquiring these options and there is no value to the options at December 31, 2005.

6. Federal Income Taxes

The Trust intends to elect to be, and qualify for treatment as, a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). A regulated investment company generally pays no federal income tax on the income and gains that it distributes. The Trust intends to meet the calendar year distribution requirements imposed by the Code to avoid the imposition of a 4% excise tax.

The Trust distinguishes between dividends on a tax basis and on a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains in the components of net assets on the Statement of Assets and Liabilities. The tax character of current year distributions will be determined at the end of the current fiscal year.

In order to present paid-in capital in excess of par and accumulated net realized gains or losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to additional paid-in capital, undistributed net investment income and accumulated net realized gains or losses on investments. For the period ended December 31, 2005, the adjustments were to increase accumulated net realized gain on investments by $7,174,320, and decrease undistributed net investment income by $7,174,320 due to the difference in the treatment for book and tax purposes of certain investments.

Currency losses incurred after October 31, 2005 (“post-October” losses) within the taxable year are deemed to arise on the first business day of the Trust’s next taxable year. The Trust incurred and will elect to defer net currency losses during 2005 in the amount of $641,237.

Information on the tax components of net assets as of December 31, 2005 is as follows:

Net Tax
Unrealized
			Net Tax	Appreciation	Undistributed		Undistributed
Cost of			Unrealized	on Swap	Ordinary		Long-Term
Investments	Gross Tax	Gross Tax	Appreciation	Contracts and	Income/	Other	Capital Gains/
for Tax	Unrealized	Unrealized	on	Foreign	(Accumulated	Temporary	(Accumulated
Purposes	Appreciation	Depreciation	Investments	Currency	Ordinary Loss)	Differences	Capital Loss)

$2,285,496,561	$269,024,421	$(14,769,637)	$254,254,785	$5,800,761	$21,355,781	$(663,294)	$22,798,846

For the year ended December 31, 2005 and the period ended December 31, 2004, the tax character of distributions paid, as reflected in the Statement of Changes in Net Assets, were $163,017,004 and $83,861,503 of ordinary income and $17,197,419 and $0 of long-term capital gain, respectively.

7. Borrowings

The Trust leverages through the issuance of preferred shares, and/or borrowings in an aggregate amount of approximately 35% of the Trust’s capital to buy additional securities. The Trust may borrow from banks or other financial institutions. The use of preferred shares and other borrowing techniques to leverage the common shares can create risks.

The Trust has access to a secured line of credit up to $700,000,000 from BNY for borrowing purposes. Borrowings under this arrangement bear interest at the Federal funds rate plus 50 basis points. At December 31, 2005, there was an outstanding borrowing of $119,462,000 in connection with the Trust’s line of credit.

The average daily amount of borrowings during the year ended December 31, 2005 was $105,721,716, with a related weighted average interest rate of 3.72%. The maximum amount outstanding for the year ended December 31, 2005, was $188,726,000.

12  Annual Report  December 31, 2005

ING Clarion Global Real Estate Income Fund  Notes to Financial Statements continued

8. Capital

The Trust issued 90,000,000 shares of common stock in its initial public offering. These shares were all issued at $15.00. In connection with the initial public offering of the Trust’s common shares, the underwriters were granted an over-allotment option to purchase additional common shares at a price of $15.00 per common share. On March 12, 2004, the underwriters purchased 6,000,000 common shares of the Trust pursuant to the over-allotment option. On April 8, 2004, the underwriters purchased 5,000,000 additional common shares of the Trust pursuant to the over-allotment option. In connection with the Trust’s DRIP plan, the Trust did not issue any common shares in 2005 and 154,306 in 2004. At December 31, 2005, the Trust had outstanding common shares of 101,161,287 with a par value of $0.001. The Advisor owned 6,981 shares of the common shares outstanding.

On February 26, 2004, the Trust’s Board authorized the issuance of preferred shares, in addition to the existing common shares, as part of its leverage strategy. Preferred shares issued by the Trust have seniority over the common shares.

The Trust issued 4,000 shares of Preferred Shares Series T28A, 4,000 shares of Preferred Shares Series W28B, 4,000 shares of Preferred Shares Series T28C, 4,000 shares of Preferred Shares Series W28D, 6,200 shares of Preferred Shares Series T7 and 6,200 shares of Preferred Shares Series W7, each with a liquidation value of $25,000 per share plus accumulated and unpaid dividends. Dividends will be accumulated daily at an annual rate set through auction procedures. Distributions of net realized capital gains, if any, will be paid annually.

For the year ended December 31, 2005, the annualized dividend rates range from:

	High	Low	At December 31, 2005

Series T28A	4.36%	2.30%	4.36%
Series W28B	4.52	2.41	4.52
Series T28C	4.38	2.40	4.38
Series W28D	4.24	2.27	4.24
Series T7	4.48	2.20	4.48
Series W7	4.50	2.24	4.50

The Trust is subject to certain limitations and restrictions while preferred shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Trust from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of preferred shares at their liquidation value.

The holders of preferred shares have voting rights equal to the holders of common shares (one vote per share) and will vote together with holders of common shares as a single class. However, holders of preferred shares, voting as a separate class, are also entitled to elect two Trustees. In addition, the Investment Company Act of 1940, as amended, requires that, along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions and (c) change the nature of its business so as to cease to be an investment company.

9. Indemnifications

The Trust enters into contracts that contain a variety of indemnifications. The Trust’s exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses or current claims or losses pursuant to these contracts.
Annual Report  December 31, 2005   13

ING Clarion Global Real Estate Income Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

ING Clarion Global Real Estate Income Fund

We have audited the accompanying statement of assets and liabilities of the ING Clarion Global Real Estate Income Fund (the “Trust”), including the portfolio of investments, as of December 31, 2005, and the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the Trust’s custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Trust at December 31, 2005, the results of its operations and its cash flows for the year then ended, and the changes in its net assets and financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

PHILADELPHIA, PENNSYLVANIA

February 14, 2006
14  Annual Report  December 31, 2005

ING Clarion Global Real Estate Income Fund
Supplemental Information  (unaudited)

Federal Income Tax Information

Qualified dividend income of as much as $310,821 was received by the Trust through December 31, 2005. The Trust intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For corporate shareholders, $212,017 of investment income qualified for the dividends-received deduction.

In January 2006, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2005.

Trustees

The Trustees of the ING Clarion Global Real Estate Income Fund and their principal occupations during the past five years:

				Number of
				Portfolios in
				the Fund
	Term of Office		Principal Occupations	Complex	Other Directorships
Name, Address	and Length of		During The Past	Overseen	Held by
and Age	Time Served(1)	Title	Five Years	by Trustee	Trustee

Interest Trustees:

T. Ritson Ferguson* 259 N. Radnor-Chester Road Radnor, PA 19087 Age: 46	1 year/since inception	Trustee, President and Chief Executive Officer	Managing Director and Chief Investment Officer of ING Clarion Real Estate Securities, L.P. since 1995.	2	Board member of Community Coalition of Chester County (since 2005).

Jarrett B. Kling* 259 N. Radnor-Chester Road Radnor, PA 19087 Age: 62	2 years/since inception	Trustee	Managing Director of ING Clarion Real Estate Securities, L.P., member of the Investment Advisory Committee of the TDH Group of venture funds.	2	Trustee of The Hirtle and Callaghan Trust (1995 to present); National Trustee of the Boys and Girls Clubs of America (1997 to present); Board of Old Mutual Advisor Funds (since 2005).

Independent Trustees:

Asuka Nakahara 259 N. Radnor-Chester Road Radnor, PA 19087 Age: 49	2 years/since inception	Trustee	Associate Director of the Zell-Lurie Real Estate Center at the Wharton School, University of Pennsylvania, since July 1999; Lecturer of Real Estate at the Wharton School, University of Pennsylvania; Chief Financial Officer of Trammell Crow Company from January 1, 1996 to September 1, 1998; Chief Knowledge Officer of Trammell Crow Company from September 1, 1998 to December 31, 1999.	2	Serves on the Advisory board member of the HBS Club of Philadelphia (2000-present) and the board of The Philadelphia Foundation (2004-present).

Frederick S. Hammer 259 N. Radnor-Chester Road Radnor, PA 19087 Age: 69	1 year/since inception	Trustee	Co-Chairman of Inter-Atlantic Group since 1994 and a member of its investment committee; Co-Chairman of Guggenheim Securities Holdings, LLC from 2002 to 2003; non-executive.	2	Chairman of the Board of Annuity and Life Re (Holdings), Ltd. (1998 to present); Director on the Boards of Tri-Arc Financial Services, Inc. (1989- 2004) and Magellan Insurance Company Ltd. (1995-2004); former Director of Medallion Financial Corporation (1999-2002), IKON Office Solutions, Inc. (1986-1999)and VISA International (1978-1989); trustee of the Madison Square Boys and Girls Club (1978 to present).

Richard L. Sutton 259 N. Radnor-Chester Road Radnor, PA 19087 Age: 70	3 years/since inception	Trustee	Of Counsel, Morris, Nichols, Arsht & Tunnell, 2000 to present; Partner, Morris, Nichols, Arsht & Tunnel, 1966-2000.	2	Trustee of the Unidel Foundation, Inc. since 2000; Board of Directors of Wilmington Country Club 1999-2004, Grand Opera House, Inc., 1976-92, University of Delaware Library Associates, Inc. 1981-99, Wilmington Club 1987-2003, American Judicature Society 1995-99.

John Bartholdson 259 N. Radnor-Chester Road Radnor, PA 19087 Age: 61	3 years/1 year	Trustee/Audit Committee Financial Expert	Senior Vice President and CFO of Triumph Group, Inc., 1993- present.	2	Serves on the Board of PBHG Funds, Inc. and PBHG Insurance Series Fund (since 1997); the Philadelphia/ Washington Advisory Board of FM Global (since 2004); and Board of Old Mutual Advisor Funds (since 2004).

(1)	After a Trustee’s initial term, each Trustee is expected to serve a three year term concurrent with the class of Trustees for which he serves. Messrs. Kling and Nakahara, as Class II Trustees, are expected to stand for re-election at the Trust’s 2006 annual meeting of shareholders; Mr. Sutton, as a Class III Trustee, is expected to stand for re-election at the Trust’s 2007 annual meeting of shareholders; Messrs. Ferguson and Hammer, as Class I Trustees, are expected to stand for re-election at the Trust’s 2008 annual meeting of shareholders.

*	Messrs. Ferguson and Kling are deemed to be interested persons of the Trust as defined in the Investment Company Act of 1940, as amended, due to their position with the Advisor.

Annual Report  December 31, 2005   15

ING Clarion Global Real Estate Income Fund  Supplemental Information continued

Officers

The Officers of the ING Clarion Global Real Estate Income Fund and their principal occupations during the past five years:

Name, Address*, Age	Term of Office and	Principal Occupations
and Position(s) held	Length of Time	During the Past
with Registrant	Served	Five Years and Other Affiliations

Officers:

Jonathan A. Blome 259 N. Radnor-Chester Road Radnor, PA 19087 Age: 28 Chief Financial Officer	/since 2006	Vice President of ING Clarion Real Estate Securities, L.P. since 2005

Heather Trudel 259 N. Radnor-Chester Road Radnor, PA 19087 Age: 33 Secretary	/since inception	Director of ING Clarion Real Estate Securities, L.P. since 1995

Additional Information

Additional information regarding the Trustees is available upon request, without charge, by calling the following toll-free telephone number: 1-888-711-4CRA.

The Trust has delegated the voting of the Trust’s voting securities to the Trust’s advisor pursuant to the proxy voting policies and procedures of the advisor. You may obtain a copy of these policies and procedures by calling 1-888-711-4CRA. The policies may also be found on the web site of the Securities and Exchange Commission (http://www.sec.gov).

Information regarding how the Trust voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, 2005, is also available, without charge and upon request by calling the Trust at 1-888-711-4CRA or by accessing the Trust’s Form N-PX on the Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q are available on the SEC website at http://www.sec.gov. The Trust’s Form N-Q may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

16  Annual Report  December 31, 2005

ING Clarion Global Real Estate Income Fund  Supplemental Information continued

Board Considerations in Approving the Advisory Agreement

During the year ended December 31, 2005, the Trust’s Board of Trustees (“Board” or “Trustees”) approved the continuation of the investment management agreement (“Advisory Agreement”) between the Advisor and the Trust (See Note 4). In connection with its deliberation with respect to these Agreements, the Board considered a range of information (“Board Materials”) provided to the Board by the Advisor, and was represented by independent counsel. Overall, the Board concluded that continuation of the Advisory Agreement was in the best interests of the Trust and its shareholders, as well as consistent with the expectations of the Trust’s shareholders. In determining to approve the Advisory Agreement, the Board took into account a number of factors, without assigning relative weight to any factor or identifying any factor as determinative. In accordance with regulations promulgated by the Securities and Exchange Commission, a summary of the material factors taken into consideration by the Board and by the Trust’s Independent Trustees, in approving these Agreements, including the Board’s conclusions with respect to these factors, appears below.

In particular, the Board considered the nature, extent and quality of advisory services provided by the Advisor. The Board considered both the performance of the Trust, as well as other services provided to the Trust by the Advisor. In concluding that the services provided by the Advisor were satisfactory and supported continuation of the Advisory Agreement, the Board evaluated the Advisor’s personnel, experience, investment process (including brokerage practices) and compliance program, as well as the administrative oversight of the Trust’s operations provided by the Advisor. With respect to the Trust’s performance, the Board concluded that the Trust’s performance, particularly in light of the Trust’s income objective was satisfactory, and generally consistent with the performance achieved by a peer group of similarly managed investment companies and other accounts managed by the Advisor, as well as appropriate performance indices.

The Board also considered the level of compensation and other benefits received by the Advisor as a result of its relationship with the Trust. The Board took into account the quality of the Advisor’s services as well as advisory fees charged to other comparable closed-end global real estate funds and other assets comparably managed by the Advisor. Based on this review, the Board concluded that the advisory fee structure under the Advisory Agreement is reasonable and supports renewal of the investment management agreement. During the course of its review, the Board also considered information relating to the costs incurred by the Advisor in connection with the provision of services to the Trust and the potential that the Advisor may realize “fall out benefits” as a result of its relationship with the Trust. The Board concluded that, based on the profit levels reported by the Advisor and in light of the specific circumstances of the Trust, the advisory fees paid to the Advisor has not resulted in a profit (including allowance for return on entrepreneurial risk) to the Advisor that is excessive or beyond the range that would have been negotiated at arm’s length. In this regard, the Board did not specifically consider the potential for realization of economies of scale because the Trust is a closed-end vehicle with limited potential for asset growth.

Annual Report  December 31, 2005   17

ING Clarion Global Real Estate Income Fund
Dividend Reinvestment Plan  (unaudited)

Pursuant to the Trust’s Dividend Reinvestment Plan (the “Plan”), shareholders of the Trust are automatically enrolled, to have all distributions of dividends and capital gains reinvested by The Bank of New York (the “Plan Agent”) in the Trust’s shares pursuant to the Plan. You may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting The Bank of New York, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, which serves as agent for the shareholders in administering the Plan.

After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will acquire shares for the participants’ account, depending upon the circumstances described below, either (i) through receipt of unissued but authorized shares from the Trust (“newly issued shares”) or (ii) by open market purchases. If, on the dividend payment date, the NAV is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the payment date, the dollar amount of the dividend will be divided by 95% of the market price on the payment date. If, on the dividend payment date, the NAV is greater than the market value per share plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases.

The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any Federal income tax that may be payable on such dividends or distributions.

The Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants. Participants that request a sale of shares through the Plan Agent are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission. All correspondence concerning the Plan should be directed to the Plan Agent at The Bank of New York, P.O. Box 463, East Syracuse, New York 13057-0463; Attention: Shareholder Services Department, Phone number: (800) 433-8191.

ING Clarion Global Real Estate Income Fund

Fund Information

Board of Trustees
T. Ritson Ferguson
Jarrett B. Kling
Asuka Nakahara
Frederick S. Hammer
Richard L. Sutton
John Bartholdson

Officers
T. Ritson Ferguson
President and
Chief Executive Officer

Jonathan A. Blome
Chief Financial Officer

Heather Trudel
Secretary

Investment Advisor
ING Clarion Real Estate Securities, L.P.
259 N. Radnor-Chester Road
Radnor, PA 19087

Administrator, Custodian and
Transfer Agent
The Bank of New York
New York, New York

Preferred Shares – Dividend Paying Agent
The Bank of New York
New York, New York

Legal Counsel
Morgan, Lewis & Bockius, LLP
Washington, DC

Independent Registered Public Accounting Firm
Ernst & Young LLP
Philadelphia, Pennsylvania

Item 2. Code of Ethics.
(a) The Trust has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
(b) Not applicable.
(c) The Trust has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.
(d) The Trust has not granted a waiver or an implicit waiver from a provision of its Code of Ethics.
(e) Not applicable.
(f) The Trust’s Code of Ethics is attached hereto as an exhibit.
Item 3. Audit Committee Financial Expert.
All of the members of the audit committee have the business and financial experience necessary to understand the fundamental financial statements of a closed-end, registered investment company; further, at least a majority of the committee’s members have past employment experience sufficient to render each of them “financially sophisticated”, within the meaning of the American Stock Exchange Company Guide (Section 121(B)) as in effect as of the date hereof. In addition, the Board has determined that John Bartholdson is an “audit committee financial expert” and “independent” as those terms are defined in Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
(a) Audit Fees. The aggregate fees billed from the Trust’s fiscal period from February 18, 2004 (inception of the Trust) through December 31, 2004 and for the year ended December 31, 2005, for professional services rendered by the principal accountant for the audit of the Trust’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements are as follows:
2005: $37,000
2004: $83,500
(b) Audit-Related Fees. The aggregate fees billed from the Trust’s fiscal period from February 18, 2004 (inception of the Trust) through December 31, 2004 and for the year ended December 31, 2005 for professional services rendered for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Trust’s financial statements and are not reported above in Item 4(a) are as follows:

2005: $0
2004: $0
(c) Tax Fees. The aggregate fees billed from the Trust’s fiscal period from February 18, 2004 (inception of the Trust) through December 31, 2004 and for the year ended December 31, 2005 for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:
2005: $21,500
2004: $0
(d) All Other Fees. The aggregate fees billed from the Trust’s fiscal period from February 18, 2004 (inception of the Trust) through December 31, 2004 and for the year ended December 31, 2005 for products and services provided by the principal accountant, other than the services reported above in Items 4(a) through (c) are as follows:
2005: $0
2004: $0
(e) Audit Committee Pre-Approval Policies and Procedures.
               (i) The Trust has policies and procedures (the “Policy”) for the pre-approval by the Trust’s Audit Committee of Audit, Audit-Related, Tax and Other Services (as each is defined in the Policy) provided by the Trust’s independent auditor (the “Independent Auditor”) to the Trust and other “Covered Entities” (as defined below). The term of any such pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The amount of any such pre-approval is set forth in the appendices to the Policy (the “Service-Pre-Approval Documents”). At its first meeting of each calendar year, the Audit Committee will review and re-approve the Policy and approve or re-approve the Service Pre-Approval Documents for that year, together with any changes deemed necessary or desirable by the Audit Committee. The Audit Committee may, from time to time, modify the nature of the services pre-approved, the aggregate level of fees pre-approved or both.
          For the Purposes of the Policy, “Covered Services” means (A) all engagements for audit and non-audit services to be provided by the Independent Auditor to the Trust and (B) all engagements for non-audit services related directly to the operations and financial reporting or the Trust to be provided by the Independent Auditor to any Covered Entity. “Covered Entities” means (1) ING Clarion Real Estate Securities, L.P. (the “Advisor”) or (2) any entity controlling, controlled by or under common control with the Advisor that provides ongoing services to the Trust.
          Fee levels for all Covered Services to be provided by the Independent Auditor and pre-approved under this Policy will be established annually by the Audit Committee and set forth in the Service Pre-Approval Documents. Any increase in pre-approved fee levels will require specific pre-approval by the Audit Committee.
          The terms and fees of the annual Audit services engagement for the Trust are subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions or fees resulting from changes in audit scope, Trust structure or other matters.
          In addition to the annual Audit services engagement specifically approved by the Audit Committee, any other Audit services for the Trust not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee.
          Requests or applications to provide Covered Services that require approval by the Audit Committee must be submitted to the Audit Committee by both the Independent Auditor and the Chief Financial Officer of the respective Covered Entity, and must include a joint statement as to whether, in their view, (a) the request or application is consistent with the rules of the Securities and Exchange Commission (“SEC”) on auditor independence and (b) the requested service is or is not a non-audit service prohibited by the SEC. A request or application submitted to the Audit Committee between scheduled meetings of the Audit Committee should include a discussion as to why approval is being sought prior to the next regularly scheduled meeting of the Audit Committee.
     (ii) 100% of the services described in each of Items 4(b) through (d) were approved by the Trust’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) The percentage of hours expended on the principal accountant’s engagement to audit the Trust’s financial statements for the most recent fiscal year attributable to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.
(g) The aggregate non-audit fees billed by the Trust’s accountant for services rendered to the Trust, the Advisor or any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Trust (except for any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) that for the period from February 18, 2004 (inception of the Trust) to December 31, 2004 and for the year ended December 31, 2005 are as follows:
2005: $37,190
2004: $51,100
(h) Not applicable.
Item 5. Audit Committee of Listed Registrants.
The Trust has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Trust is comprised of: Frederick S. Hammer, Asuka Nakahara, Richard L. Sutton and John Bartholdson.
Item 6. Schedule of Investments.
The schedule is included as part of the report to shareholders filed under Item 1 of this form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The Trust has delegated the voting of proxies relating to its voting securities to the Advisor, pursuant to the proxy voting procedures of the Advisor. The Advisor’s Proxy Voting Policies and Procedures are included as an exhibit hereto.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.
T. Ritson Ferguson
Chief Investment Officer
13 years
Experience during past 5 years has been with ING Clarion Real Estate Securities, L.P.
Steven D. Burton
Managing Director and Lead Global Portfolio Manager
10 years
Experience during past 5 years has been with ING Clarion Real Estate Securities, L.P.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
None.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures.
(a) The Trust’s principal executive officer and principal financial officer have evaluated the Trust’s disclosure controls and procedures within 90 days of this filing and have concluded that the Trust’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized, and reported timely.
(b) The Trust’s principal executive officer and principal financial officer are aware of no changes in the Trust’s internal control over financial reporting that occurred during the Trust’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1) Code of Ethics.
(a)(2) Certification of chief executive officer and chief financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
(b) Certification of chief executive officer and chief financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
(c) Proxy Voting Policies and Procedures.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) ING Clarion Global Real Estate Income Fund

By:	/s/ T. Ritson Ferguson

Name:	T. Ritson Ferguson

Title:	President and Chief Executive Officer

Date:	March 3, 2006
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ T. Ritson Ferguson

Name:	T. Ritson Ferguson

Title:	President and Chief Executive Officer

Date:	March 3, 2006

By:	/s/ Jonathan A. Blome

Name:	Jonathan A. Blome

Title:	Treasurer and Chief Financial Officer

Date:	March 3, 2006